GEOGRAPHIC INFORMATION (Tables)	12 Months Ended
Dec. 31, 2012
Segment Reporting [Abstract]
Schedule of Revenue from External Customers Attributed to Foreign Countries by Geographic Area [Table Text Block]

The Company’s head office is located in Vancouver, British Columbia, Canada. The operations of the Company are primarily in two geographic areas: Canada and China. A summary of geographical information for the Company’s assets and net loss for the years is as follows:

Year ended December 31, 2012	Canada	China	Total

Revenue from external customers	$1,227,285	$16,353	$1,243,638
Net income (loss)	90,283	(219,214)	(128,931)
Total assets	$2,439,206	$132,058	$2,571,264

Year ended December 31, 2011	Canada	China	Total

Revenue from external customers	$1,661,061	$14,814	$1,675,875
Net income (loss)	341,127	(203,087)	138,040
Total assets	$2,874,902	$307,515	$3,182,417